Nationwide Life Insurance Company: • Nationwide Variable Account – 4

Prospectus supplement dated January 27, 2012 to
Prospectus dated May 1, 2000

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Board of Trustees of the Legg Mason Partners Variable Equity Trust voted to liquidate the Legg Mason Global Currents Variable International All Cap Opportunity Portfolio effective on or about April 30, 2012.  Effective on or about April 30, 2012, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on or about April 30, 2012.